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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation of our report dated March 5, 1999 on the financial statements of ADDvantage Media Group, Inc. (the "Company") at December 31, 1998 and 1997, included in this Annual Report on Form 10-KSB for the year ended December 31, 1998, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-12641).


TULLIUS TAYLOR SARTAIN & SARTAIN LLP

Tulsa, Oklahoma
March 30, 1999